Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Disclosure Of Commitment And Contingencies [Abstract]
Commitments and contingencies
15.	Commitments and contingencies

(a)	Commitments

As at December 31, 2017, and in the normal course of business, the Company has obligations to make future payments representing contracts and other commitments that are known and committed as follows:

2017	$1,250,521
2018	1,215,187
2019	1,038,521
2020	1,038,521
2021	1,178,504
Thereafter	376,350
$6,097,604

The Company has entered into a manufacturing and supply agreement to purchase a minimum quantity of AGGRASTAT® unfinished product inventory totaling U.S.$150,000 annually (based on current pricing) until 2024 and a minimum quantity of AGGRASTAT® finished product inventory totaling U.S.$197,900 annually (based on current pricing) until 2022 and between 400,000 and 493,000 euros annually (based on current pricing) until 2022.

Effective November 1, 2014, the Company entered into a sub-lease with Genesys Venture Inc. (“GVI”) to lease office space at a rate of $170,000 per annum for three years ending October 31, 2017. The lease was amended on May 1, 2016 and increased the leased area covered under the lease agreement at a rate of $212,000 per annum until October 31, 2019.

Subsequent to December 31, 2017, effective January 1, 2018, the Company renewed its business and administration services agreement with GVI, under which the Company is committed to pay $7,083 per month or $85,000 per year for a one-year term.

Contracts with contract research organizations are payable over the terms of the associated agreements and clinical trials and timing of payments is largely dependent on various milestones being met, such as the number of patients recruited, number of monitoring visits conducted, the completion of certain data management activities, trial completion, and other trial related activities.

On October 31, 2017, the Company acquired an exclusive license to sell and market PREXXARTAN® (valsartan) oral solution in the United States and its territories with a seven-year term, with extensions to the term available, which has been granted tentative approval by the U.S. Food and Drug Administration (“FDA”), and which was converted to final approval during 2017. The Company acquired the exclusive license rights for an upfront payment of U.S.$100,000, with an additional U.S.$400,000 payable on final FDA approval and will be obligated to pay royalties and milestone payments from the net revenues of PREXXARTAN®. The U.S.$400,000 payment is on hold pending the legal proceedings relating to PREXXARTAN® described in note 15(d) and is recorded within accounts payable and accrued liabilities on the consolidated statements of financial position.

On December 14, 2017 and subsequently updated on March 7, 2018, the Company announced it had acquired an exclusive license to sell and market a branded cardiovascular drug, ZYPITAMAGTM (pitavastatin magnesium) in the United States and its territories for a term of seven years with extensions to the term available. The Company has entered into a profit-sharing arrangement resulting in a portion of the net profits from ZYPITAMAGTM being paid to the licensor.

(b)	Guarantees

The Company periodically enters into research agreements with third parties that include indemnification provisions customary in the industry. These guarantees generally require the Company to compensate the other party for certain damages and costs incurred as a result of claims arising from research and development activities undertaken on behalf of the Company. In some cases, the maximum potential amount of future payments that could be required under these indemnification provisions could be unlimited. These indemnification provisions generally survive termination of the underlying agreement. The nature of the indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay. Historically, the Company has not made any indemnification payments under such agreements and no amount has been accrued in the consolidated financial statements with respect to these indemnification obligations.

(c)	Royalties

As a part of the Birmingham debt settlement described in note 11, beginning on July 18, 2011, the Company is obligated to pay a royalty to Birmingham based on future commercial AGGRASTAT® sales until 2023. The royalty is based on 4% of the first $2,000,000 of quarterly AGGRASTAT® sales, 6% on the portion of quarterly sales between $2,000,000 and $4,000,000 and 8% on the portion of quarterly sales exceeding $4,000,000 payable within 60 days of the end of the preceding three-month periods ended February 28, May 31, August 31 and November 30. Birmingham has a one-time option to switch the royalty payment from AGGRASTAT® to a royalty on MC-1 sales. Management has determined there is no value to the option to switch the royalty to MC-1 as the product is not commercially available for sale and the extended long-term development timeline associated with commercialization of the product. Royalties for the year ended December 31, 2017 totaled $1,242,587 (2016 – $1,795,089; 2015 – $1,207,772) with payments made during the year ended December 31, 2017 of $1,829,295, respectively (2016 – $1,712,390; 2015 – $642,768).

The Company is obligated to pay royalties on any future commercial net sales of PREXXARTAN® to the licensor of PREXXARTAN®. To date, no royalties are due and/or payable.

(d)	Contingencies

In the normal course of business, the Company may from time to time be subject to various claims or possible claims. Although management currently believes there are no claims or possible claims that if resolved would either individually or collectively result in a material adverse impact on the Company’s financial position, results of operations, or cash flows, these matters are inherently uncertain and management’s view of these matters may change in the future.

Subsequent to December 31, 2017, the Company was named in a civil claim in Florida from the third-party manufacturer of PREXXARTAN® against Carmel Biosciences, Inc (“Carmel”). The claim disputes the rights granted by Carmel to the Company with respect to PREXXARTAN®.  The Company believed the claim against it was without merit and intended to defend itself against the claim. The claim against the Company has been subsequently withdrawn, however the claim between the third-party manufacturer and Carmel continues.

On September 10, 2015, the Company submitted a supplemental New Drug Application (“sNDA”) to the FDA to expand the label for AGGRASTAT®. The label change is being reviewed and evaluated based substantially on data from published studies. If the label change submission were to be successful, the Company will be obligated to pay 300,000 Euros over the course of a three-year period in equal quarterly instalments following approval. On July 7, 2016, the Company announced it received a Complete Response Letter stating the sNDA cannot be approved in its present form and requested additional information. The payments are contingent upon the success of the filing and as such the Company has not recorded any amount in the consolidated statements of net income and comprehensive income pertaining to this contingent liability.

During 2015, the Company began a development project of a cardiovascular generic drug in collaboration with Apicore. The Company has entered into a supply and development agreement under which the Company holds all commercial rights to the drug. In connection with this project, the Company is obligated to pay Apicore 50% of net profit from the sale of this drug.